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                                                                EXHIBIT 10.16(b)


                   AMENDMENT TO CHANGE OF CONTROL AGREEMENT
                              OF KEITH A. BENSON

     AMENDMENT dated as of December 3, 1996 to the Change of Control Agreement (the "Change of Control Agreement" formerly titled Employment Agreement) dated as of August 25, 1988, by and among The Musicland Group, Inc., a Delaware corporation (the "Company"), Musicland Stores Corporation, a Delaware corporation (the "Parent") and Keith A. Benson (the "Executive").

     WHEREAS, the Board of Directors, on behalf of the Company and the Parent, and the Executive have determined it to be in their mutual best interests to amend the Change of Control Agreement in certain respects;

     NOW, THEREFORE, BE IT RESOLVED, that the Change of Control Agreement shall be amended as follows:

1. Section 1, OPERATION OF AGREEMENT, is amended by deleting the words "prior to September 1, 1991" in clause (i) of subparagraph (a) of Paragraph 1.01, by deleting clause (ii) of subparagraph (a) of Paragraph 1.01 and deleting the last sentence of 1.01(a) and inserting this sentence in its place: Upon the date of a change of control, this Agreement shall become operative immediately." and by deleting subparagraph (b) of Paragraph 1.01.

2. Paragraph 1.02, "Change of Control", subparagraph (a) the definition "Change of Control" is amended by deleting the phrase "and are publicly traded on a recognized securities exchange." and by deleting "30%" and inserting in its place "20%".

3.   Paragraph 1.02, "Change in Control" is amended by deleting subparagraph
     (b) thereof and inserting in its place the following new subparagraph
     (b):

     "(b) a majority of the directors of the Company or the Parent are persons other than persons (i) for whose election proxies have been solicited by the Board of Directors of the Company or the Parent, or (ii) who are then serving as directors appointed by the Board of Directors of the Company or the Parent to fill vacancies on the applicable Board of Directors caused by death or resignation (but not by removal) or to fill newly-created directorships, but excluding for purposes of this clause (ii) any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) or other actual or threatened solicitation of proxies or consents, or"

4. Paragraph 1.03 of Section 1 is amended by deleting the phrase "or within 30 days of the date Eugster is terminated within the meaning of clause
     (ii) of subparagraph 1.01(a), whichever is later,"

5. Paragraph 2.01 of Section 2, EMPLOYMENT; PERIOD OF EMPLOYMENT, is amended by inserting, after the word, "subsidiary" the words "or affiliate."


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6.   Paragraph 2.02 of Section 2, EMPLOYMENT; PERIOD OF EMPLOYMENT, is
     amended by deleting "36th" and inserting in its place "24th," by deleting "24th" and inserting in its place "12th," and by deleting "18th" and inserting in its place "6th."

7. Paragraph 3.01 of Section 3, POSITION, DUTIES, RESPONSIBILITIES, is amended by deleting the title "Executive Vice President and Chief Financial Officer" in both places that it appears in subparagraph (a) thereof, and inserting in said places the title "President, Mall Stores Division."

8. Paragraph 4.01 of Section 4, COMPENSATION, COMPENSATION PLANS, PERQUISITES, is amended by deleting the salary of "$170,000" in clause
     (i) thereof and inserting in its place "$308,700"; and by deleting "30%" in clause (ii) thereof and inserting in its place "35%."

9. Paragraph 8.02 of Section 8, TERMINATION, is amended by deleting "30%" in subparagraph (b) thereof and inserting in its place "35%."

10. Paragraph 8.03 of Section 8, "TERMINATION" subparagraph 8.03(b)(ii) is hereby deleted, in its entirety, and is no longer of any force or effect.

11. Subparagraph 8.03(iii) is amended by deleting the words "clauses (i) and (ii)" and inserting in its place "clause (i)."

12. Paragraph 10.01 of Section 10, MINIMUM SEVERANCE PAYMENT, is amended by deleting in the first and last sentences of the first paragraph of this section the number "24" and inserting in both places the number "12."

13. Paragraph 10.01 is further amended by deleting subparagraph (ii)(C) of the definition of "Severance Period" in its entirety and is no longer of any force or effect.

14. Section 11, REDUCTION FOR EQUITY APPRECIATION, is hereby deleted in its entirety and is no longer of any force or effect.

15. Paragraph 12.02 of Section 12, JOINT AND SEVERAL LIABILITY; TRUST AGREEMENT, relating to establishment of a trust, is amended by adding the following words at the end of that paragraph:

      "; provided, however, that Executive may request that such trust be established at any time on or after the date a Change in Control occurs and prior to the date all amounts to which Executive is or may become entitled from such trust have been paid to Executive."


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     IN WITNESS WHEREOF, the undersigned have executed this Amendment of
Change of Control Agreement as of the date set forth above.


                                       THE MUSICLAND GROUP, INC.


                                       By: /s/ Jack W. Eugster
                                          -------------------------------------
                                       Its:  Jack W. Eugster, Chairman & CEO


                                       MUSICLAND STORES CORPORATION


                                       By: /s/ Jack W. Eugster
                                          -------------------------------------
                                       Its:  Jack W. Eugster, Chairman & CEO


                                       EXECUTIVE


                                       /s/ Keith A. Benson
                                       ----------------------------------------
                                       Keith A. Benson